UNITED STATES
                       SECURITIES AND  EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED)   FEBRUARY  15,  2005

                          MACDERMID,  INCORPORATED
       (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

          CONNECTICUT             1-13889        06-0435750
(STATE  OR  OTHER  JURISDICTION   (COMMISSION     (I.R.S.  EMPLOYER
     OF  INCORPORATION  )        FILE  NUMBER)   IDENTIFICATION  NO.)

1401  BLAKE  STREET,  DENVER,  COLORADO                   80202
(ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)        (ZIP  CODE)

REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE:  (720)  479-3060


         (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED
                               SINCE LAST REPORT.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT
The Board of Directors has voted to modify the Company's 401-k/Employee Stock Ownership Plan (the "Plan") to remove certain restrictions on transfer that had been placed on certain shares of MacDermid common stock held in the Plan. Before February, 18, 2005, shares of MacDermid common stock held in the Employee Stock Ownership portion of the Plan could not be transferred to other investments or sold until the participant first reached the age of 55 or left the Company. As of February 18, 2005, shares held by participants in the Employee Stock Ownership portion of the Plan, except for shares provided by the Company match, will be available to transfer to other investment vehicles in the Plan after such shares have been held by the participant for at least 3 years. On February 18, 2005,514,000 shares of MacDermid common stock held in the Plan that previously bore restrictions on transfer will be available for participants to transfer to other investment vehicles offered in the Plan if participants choose to do so. A copy of the resolution passed by MacDermid's Board of Directors is attached hereto as Exhibit 99.1. The Board has taken this action in order to provide participants in the Plan additional choice in determining their investment decisions while at the same time considering the Company's goal of promoting share ownership in the Company among its employees through the Employee Stock Ownership portion of the Company's 401-k Plan.
Pursuant to instruction B.6 of Form 8-K, the information contained in this report shall not be deemed to be "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS
EXHIBIT  NO.     DESCRIPTION

99.1 Board of Directors Resolution regarding changes to the MacDermid, Inc. Employee
          Stock  Ownership  Plan.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 MacDermid,  Incorporated
        (Registrant)


Date:  February  15,  2005                      /s/  John  L.  Cordani
                                      Corporate  Secretary  and General  Counsel